July 6, 2000

                 DUNHILL INVESTMENT TRUST
     Regional Opportunity Fund: Ohio Indiana Kentucky
       Supplement to Prospectus Dated June 1, 2000

Please read the following in conjunction with the section "How to Redeem Shares - Signature Guarantees" on page 11 of the
Prospectus:

          Effective immediately and until further notice, the Fund will not accept signature guarantees from Alpha-Omega Capital Corp., a registered broker-dealer. Redemption requests, change of registration requests and other communications which have been signature guaranteed by Alpha-Omega Capital Corp.
will be returned to the shareholder along with a request for a signature guarantee from an entity acceptable to the Fund.